UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported): February 27, 2017

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On February 27, 2017, Dejana Truck & Utility Equipment Company, LLC (formerly known as Acquisition Delta LLC) (“Delta”) entered into a First Amendment (the “Amendment”) to the Asset Purchase Agreement (the “Agreement”), dated June 15, 2016, with Peter Paul Dejana Family Trust 12/31/98 (the “Trust”), Peteco Kings Park Inc. (formerly known as Dejana Truck & Utility Equipment Company, Inc.) (“DTUENY”) and, solely in the capacity of appointed agent, Andrew Dejana.  Pursuant to the Agreement, Delta, a wholly-owned subsidiary of Douglas Dynamics, Inc. (the “Company”), acquired substantially all of the assets of DTUENY and specified entities directly or indirectly owned by the Trust on July 15, 2016.

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 20, 2016, the Agreement provided for potential earnout payments of up to $26.0 million in the aggregate, contingent on the financial performance of the acquired business for each of the fiscal years ending December 31, 2016, 2017 and 2018.  The Amendment clarifies the calculation of the earnout to reflect the original understanding of the parties concerning the application of certain exceptions to generally accepted accounting principles.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

(2.1)                       First Amendment, dated February 27, 2017, to the Asset Purchase Agreement, dated June 15, 2016, among Dejana Truck & Utility Equipment Company, LLC (formerly known as Acquisition Delta LLC), Peter Paul Dejana Family Trust 12/31/98, Peteco Kings Park Inc. (formerly known as Dejana Truck & Utility Equipment Company, Inc.) and Andrew Dejana, as appointed agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: March 1, 2017	By:	/s/Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer
and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)

First Amendment, dated February 27, 2017, to the Asset Purchase Agreement, dated June 15, 2016, among Dejana Truck & Utility Equipment Company, LLC (formerly known as Acquisition Delta LLC), Peter Paul Dejana Family Trust 12/31/98, Peteco Kings Park Inc. (formerly known as Dejana Truck & Utility Equipment Company, Inc.) and Andrew Dejana, as appointed agent.